UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of earliest reported) February 15, 2010
                                                     -----------------


                        Commission File Number 333-138989

                              SEA 2 SKY CORPORATION
                     -------------------------------------
             (Exact name of registrant as specified in its charter)


             Nevada                                         98-0479847
-------------------------------------               -------------------------
   State or other jurisdiction of                       (I.R.S. Employer
   incorporation or organization                       Identification No.)


                      2287 Stater Road, Ferndale, WA 98248
                   ------------------------------------------
               (Address of principal executive offices) (Zip Code)

      Registrant's telephone number, including area code: 1 (877) 732-2759


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[    ]  Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

[    ]  Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
        CFR 240.14a-12)

[    ]  Pre-commencement  communications  pursuant  to Rule  14d-2(b)  under the
        Exchange Act (17 CFR 240.14d-2(b))

[    ]  Pre-commencement  communications  pursuant  to Rule  13e-4(c)  under the
        Exchange Act (17 CFR 240.13e-4(c))

                SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

CANCELLATION OF AGREEMENTS

On June 3, 2009, the Sea 2 Sky Corporation (the "Company") entered into a Joint Venture Agreement ("JV Agreement") with Gateway Associates LLC ("Gateway") for the purpose of promoting and providing pellets products and industry expertise to industrial and institutional markets. On February 15, 2010, the Company and Gateway have mutually agreed to cancel the JV Agreement without consideration or recourse by either party.

On June 23, 2009, the Company entered into an Assignment Agreement ("Assignment") with James Forest Products LLC ("JFP") which assigned JFP's interest in a fiber basket to the Company. JFP is no longer able or willing to maintain this agreement; thus, effective February 15, 2010, the Company and JFP have mutually agreed to cancel the Assignment.


                 SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02- DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(A)  DEPARTURE OF DIRECTORS

On February 11, 2010, the Board of Directors of the Company accepted the resignations of Doug Robertson and David Siebenga as the Chief Operating Officer and Chief Executive Officer of the Company, respectively, and as directors of the Company. In addition, Henry James resigned as a director of the Company.

As a part of their resignations, Messers. Robertson, Siebenga and James, each returned 8,000,000 shares of the Company's common stock to the Company and agreed to forgive any and all accrued salaries.

(B) ELECTION OF NEW OFFICER

On February 11, 2010, Erik Odeen, the Company's Chief Financial Officer, was appointed by the Board to fill the vacancy of Chief Executive Officer. Mr. Odeen also serves as a director of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE:    February 15, 2010

                                          SEA 2 SKY CORPORATION



                                          By: /s/ Erik Odeen
                                              -------------------------------
                                          Name:  Erik Odeen
                                          Title: Chief Executive Officer

























                                      -2-